                                                                    Exhibit 21.1


================================================= =================== ==================
              Subsidiary                           Jurisdiction of     Branch Office
                                                    Incorporation
================================================= =================== ==================
BCL Acquisition Corp.                             Delaware
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BCL Holding Corp.                                 Delaware
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Bioprocessing Corporation Ltd.                    United Kingdom
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Bioprocessing Limited                             United Kingdom
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Nihon Millipore K.K.                              Massachusetts
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Millipore Asia Ltd.                               Delaware            Taiwan, Malaysia
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Millipore International Holding Company B.V.      The Netherlands     Japan
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Millipore Dublin International Finance Company    Ireland
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Millipore Intertech (V.I.) Inc.                   Virgin Islands
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Millipore AB                                      Sweden
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Millipore AG                                      Switzerland
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Millipore AS                                      Norway
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Millipore A/S                                     Denmark
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Millipore Australia Pty. Ltd.                     Australia
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Millipore Bioscience Singapore Pte. Ltd.          Singapore
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Millipore (U.K.) Ltd.                             United Kingdom
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Millipore B.V.                                    The Netherlands
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Millipore (Canada) Ltd.                           Canada
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Millipore Biosciences Caribe, Ltd.                Bermuda
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Millipore China Ltd.                              Hong Kong
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Millipore Cidra, Inc.                             Delaware
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Millipore SAS                                     France
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Millipore Foundation                              Massachusetts
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Millipore France Holding Co. BV                   The Netherlands
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Millipore GesmbH                                  Austria
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Millipore GmbH                                    Germany
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Millipore Iberica S.A.                            Spain
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Millipore Immoblier                               France
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Millicorp                                         Delaware
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Millipore India Pvt. Ltd.                         India
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Millipore Industria e Comercio Ltda.              Brazil
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Millipore Ireland B.V.                            The Netherlands     Ireland
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Millipore Kft                                     Hungary
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Millipore Korea Co., Ltd.                         Korea
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Millipore OY                                      Finland
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Millipore Pacific Ltd.                            Delaware
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Millipore SA de CV                                Mexico
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Millipore SA/NV                                   Belgium
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Millipore S.p.A.                                  Italy
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Millipore S.R.O.                                  Czech Republic
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Minerva Insurance Co. Ltd.                        Bermuda
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Millilux S.a.r.l.                                 Luxembourg          Ireland
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Millipore S.a.r.l.                                Luxembourg
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Vermeer                                           Ireland
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




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